Exhibit 10.13

CBTX, INC.

2017 OMNIBUS INCENTIVE PLAN

FORM OF STOCK APPRECIATION RIGHT AWARD GRANT NOTICE

CBTX, Inc. (the “Company”), pursuant to its 2017 Omnibus Incentive Plan (as amended from time to time, the “Plan”), hereby grants to the individual listed below (the “Participant”) an award (this “Award”) of the number of Stock Appreciation Rights (“SARs”) set forth below.  This Award is subject to all of the terms and conditions set forth herein and in the Stock Appreciation Right Award Agreement attached hereto as Exhibit A (the “Agreement”), and in the Plan, each of which is incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Appreciation Right Award Grant Notice (this “Grant Notice) and the Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Number of Stock Appreciation Rights:

Exercise Price (Per Stock Appreciation Right):

Expiration Date:

Vesting Schedule:

Unless otherwise provided in the Agreement, the Award shall vest with respect to [         ] percent ([        ]%) of the total number of SARs subject to the Award on each of the first [        ] ([        ]) anniversaries of the Vesting Commencement Date, subject to the Participant’s continued status as an employee on each applicable vesting date, such that all SARs subject to the Award shall be fully vested on the [         ] anniversary of the Vesting Commencement Date.

By his or her signature below or by electronic acceptance or authentication in a form authorized by the Company, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement, and this Grant Notice.  The Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement, the Appendix and the Plan.  The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Award.  If the Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

{Signature Page Follows}

CBTX, INC.		PARTICIPANT

By:		By:
Print Name:		Print Name:
Title:
Address:	9 Greenway Plaza, Suite 110	Address:
Houston, Texas 77046

EXHIBIT A

STOCK APPRECIATION RIGHT AWARD AGREEMENT

Pursuant to the Stock Appreciation Right Award Grant Notice (the “Grant Notice”) to which this Stock Appreciation Right Award Agreement (this “Agreement”) is attached, CBTX, Inc., a Texas corporation (the “Company”), has granted to the Participant an award (this “Award”) of Stock Appreciation Rights. Capitalized terms not specifically defined herein shall have the meanings specified in the Company’s 2017 Omnibus Incentive Plan, as amended from time to time (the “Plan”), and the Grant Notice.

1.                                      Incorporation of Terms of Plan. This Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

2.                                      Award of Stock Appreciation Rights.

(a)                                 Grant of Stock Appreciation Rights. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date, the Company has granted to the Participant the number of SARs specified in the Grant Notice at the Exercise Price per SAR set forth in the Grant Notice.  Each SAR represents an unfunded, unsecured right to receive, upon exercise of the SAR, the whole number of shares of Stock whose value is an amount equal to the difference between the Fair Market Value of a share of Stock on the exercise date of the SAR and the Exercise Price. Fractional shares of Stock shall be paid in cash.

(b)                                 Vesting. Except as otherwise provided in this Agreement, the SARs shall vest and become exercisable in one or more installments as specified in the Grant Notice.  As the SARs become exercisable for such installments, those installments shall accumulate, and the SARs shall remain vested and exercisable for the accumulated installments until the Expiration Date or sooner termination of the Award term under Sections 3 or 6(b), below.

(c)                                  Term of Award. The SARs may be exercised only until the close of business on the Expiration Date, unless sooner terminated in accordance with Sections 3 or 6(b), below, and may be exercised during such term only in accordance with the Plan and the terms of the Agreement.  Notwithstanding the immediately preceding sentence, in no event shall an SAR be exercisable more than ten (10) years from the Grant Date.

3.                                      Termination of Service.

(a)                                 General Rule.  If the Participant ceases to provide services to the Company (or any Subsidiary or Affiliate) in the capacity of an employee, director or consultant (collectively referred to herein as “Service”) for any reason other than death, Disability, or for Cause, then (i) all unvested SARs as of the date of such termination of Service shall terminate and be cancelled for no consideration and (ii) any vested SARs as of the date of such termination of Service shall remain exercisable until the earlier of (A) the expiration of the three (3)-month period measured from the date of such termination of Service or (B) the Expiration Date.

(b)                                 Death or Disability. If the Participant’s Service terminates due to the Participant’s death or Disability then (i) all unvested SARs as of the date of such termination of Service shall terminate and be cancelled for no consideration and (ii) any vested SARs as of the date of such termination of Service shall remain exercisable until the earlier of (A) the expiration of the twelve (12)-

month period measured from the date of such termination of Service or (B) the Expiration Date.  For this purpose “Disability” shall have meaning set forth in the Participant’s employment agreement or similar arrangement with the Company or a Subsidiary; provided that if no such agreement or definition exists, “Disability” shall mean that the Participant would qualify to receive benefit payments under the long-term disability policy, as it may be amended from time to time, of the Company or the Subsidiary or Affiliate to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Subsidiary or Affiliate to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(c)                                  Termination for Cause. If the Participant’s Service terminates for Cause or if the Participant engages in conduct constituting Cause, then the Award shall terminate and be cancelled for no consideration. If the Participant’s Service is suspended pending an investigation of whether the Participant’s Service will be terminated for Cause, all of the Participant’s rights under the Award, including the right to exercise the SARs, shall be suspended during the investigation period. For this purpose, “Cause” shall have meaning set forth in the Participant’s employment agreement or similar arrangement with the Company or a Subsidiary; provided that if no such agreement or definition exists, “Cause” shall mean (i) the Participant’s willful failure to perform his or her duties to the Company and its Affiliates, which duties are commensurate with those of the position for which the Participant is then employed; (ii) the Participant’s failure to follow the express instructions of the Board or the Participant’s direct or indirect supervisors; (iii) any material violation by the Participant of the policies of the Company or an Affiliate thereof set forth in a written code of conduct or similar document and applicable to the Participant that is not cured within five (5) days after notice thereof to the Participant; (iv) any act of gross negligence, fraud or willful misconduct by the Participant materially injuring the interest, business or reputation of the Company or any Affiliate thereof; (v) the Participant’s commission of any felony or any crime involving moral turpitude; (vi) the Participant’s misappropriation or embezzlement of the property of the Company or any Affiliate thereof; or (vii) any material breach by the Participant of any written agreement between the Participant and the Company or any Affiliate thereof.

(d)                                 Termination of Service. For purposes of this Agreement, the Participant’s date of termination of Service shall mean the date upon which the Participant ceases active performance of Services for the Company, a Subsidiary or Affiliate, as determined by the Administrator following the provision of such notification of termination or resignation from Service and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment (if any). Thus, in the event of termination of the Participant’s Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s contract of employment, if any), and unless otherwise expressly provided in this Agreement, and unless otherwise expressly provided in this Agreement, any employment or consulting agreement with the Company or a Subsidiary, or determined by the Administrator: (i) the Participant’s right to vest in the SARs, if any, will terminate as of such date; and (ii) the period (if any) during which the Participant may exercise any vested SARs after such termination of Service will commence on the date Participant ceases active performance of Services.  The Administrator shall have the exclusive discretion to determine when the Participant is no longer actively performing Services for purposes of the Award (including whether the Participant may still be considered to be performing Services while on a leave of absence).

4.                                      Exercise of SARs.

(a)                                 Method of Exercise. In order to exercise a vested SAR, the Participant (or any other person or persons exercising the SAR) must take the following actions:

(i)                                     Execute and deliver to the Company a notice of exercise (the “Notice of Exercise”) in the form authorized by the Company, which may be electronic or written. An electronic Notice of Exercise must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the applicable authorized representative of the Company (including a Company-designated brokerage firm). In the event that the Participant is not authorized or is unable to provide an electronic Notice of Exercise, the SAR shall be exercised by a written Notice of Exercise addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed e-mail transmission, or by such other means as the Company may permit, to the applicable authorized representative of the Company (including a Company-designated brokerage firm).  Each Notice of Exercise, whether electronic or written, must state the Participant’s election to exercise the SAR, the number of SARs being exercised, and such other representations and agreements as to the Participant’s investment intent with respect to the Stock issuable to the Participant upon exercise as may be required pursuant to the provisions of this Agreement.  Further, each Notice of Exercise must be received by the Company prior to the termination of the Award as set forth in Sections 2(c), 3 or 6(b) of this Agreement.

(ii)                                  Pay the aggregate Exercise Price in one or more of the following forms:

(A)                               cash or check which, in the Company’s sole discretion, shall be made payable to a Company-designated brokerage firm or the Company; or

(B)                               as permitted by applicable law, through a special sale and remittance procedure pursuant to which the Participant (or any other person or persons exercising the SAR) shall concurrently provide irrevocable instructions (I) to a Company-designated brokerage firm to effect the immediate sale of the Stock issuable upon exercise of the SAR and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price plus all applicable Tax-Related Items (as defined in Section 5(a)) and (II) to the Company to deliver the certificates for Stock issuable upon exercise of the SAR directly to such brokerage firm in order to complete the sale.

(iii)                               Furnish to the Company appropriate documentation that the person or persons exercising the SAR (if other than the Participant) have the right to exercise the SAR.

(iv)                              Make appropriate arrangements with the Company (or Subsidiary or Affiliate employing or retaining the Participant) for the satisfaction of all applicable Tax-Related Items requirements applicable to the exercise.

Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the SAR, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Company (or a Company-designated brokerage firm) in connection with the SAR exercise.

As soon as practical after the exercise date, the Company shall issue the Stock to or on behalf of the Participant (or any other person or persons exercising the SAR), as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company, subject to the appropriate legends and/or stop transfer instructions.

Notwithstanding any other provisions of the Plan, this Agreement or any other agreement to the contrary, if at the time an SAR is exercised, the Participant is indebted to the Company (or any Subsidiary or Affiliate) for any reason, the following actions shall be taken, as deemed appropriate by the Administrator: (A) any Shares to be issued upon such exercise shall automatically be pledged against Participant’s outstanding indebtedness; and (B) if this SAR is exercised in accordance with Section 4(a)(ii)(B) above, the after-tax proceeds of the sale of the Stock shall automatically be applied to the outstanding balance of the Participant’s indebtedness.

(b)                                 Restrictions on Exercise of SARS and Issuance of Stock. The exercise of the SARs and issuance of Stock upon such exercise shall be subject to compliance with all applicable requirements of U.S. federal, state or foreign law with respect to such securities.  No Stock may be issued hereunder if the issuance of such Stock would constitute a violation of any applicable U.S. federal, state or foreign securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Stock upon exercise of an SAR shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained.  As a condition to the exercise of an SAR, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.  Further, regardless of whether the transfer or issuance of the Stock to be issued upon exercise of an SAR has been registered under the Securities Act or has been registered or qualified under the securities laws of any State, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Stock (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any State, or any other law.

(c)                                  Fractional Shares.  In no event may an SAR be exercised for any fractional shares of Stock.  Fractional shares of Stock shall be paid in cash.

(d)                                 Excess SARs.  If the SARs covered by this Agreement exceed, as of the Grant Date, the number of SARs which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess SARs unless stockholder approval of an amendment sufficiently increasing the number of SARs issuable under the Plan is obtained in accordance with the provisions of the Plan.

(e)                                  Financing.  To the extent the Participant is not an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act, the Administrator may, in its absolute discretion and without any obligation to do so, permit the Participant to pay the Exercise Price by delivering a full-recourse promissory note payable to the Company.  The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Administrator in its sole discretion.

5.                                      Tax Withholding and Advice.

(a)                                 In General. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in its discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the SARs, including, but not limited to, the grant, vesting or exercise of the SARs, the subsequent sale of shares of Stock acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the SARs to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)                                 Withholding of Taxes. Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items (including hypothetical withholding tax amounts if the Participant is covered under a Company tax equalization policy).  In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i)                                     withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company or the Employer; or

(ii)                                  withholding a number of whole shares of Stock otherwise deliverable to the Participant upon exercise of the SARs having a Fair Market Value equal to the Tax-Related Items obligations, as determined by the Company as of the date on which the Tax-Related Items obligations arise; or

(iii)                               withholding from the proceeds of the sale of shares of Stock acquired upon exercise of the SARs, either through a voluntary sale (specifically including where the SARs are exercised in accordance with Section 4(a)(ii)(B) above) or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization) without further consent; or

(iv)                              direct payment from the Participant.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent.  If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the exercised SARs, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.

(c)                                  Tax Advice.  The Participant represents, warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax, social contributions or other tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences.  THE PARTICIPANT UNDERSTANDS THAT THE TAX AND SOCIAL SECURITY LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE PARTICIPANT IS HEREBY ADVISED TO CONSULT WITH HIS OR HER OWN PERSONAL TAX,

LEGAL AND FINANCIAL ADVISORS REGARDING THE PARTICIPANT’S PARTICIPATION IN THE PLAN BEFORE TAKING ANY ACTION RELATED TO THE PLAN. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

6.                                      Effect of Change of Control on Award.  This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(a)                                 Acceleration of Vesting.  In the event of a Change of Control, the SARs, to the extent outstanding at that time but not otherwise fully vested and exercisable, shall automatically accelerate so that all then-outstanding and -unvested SARs shall, effective immediately prior to the effective time of the Change of Control, become fully vested and exercisable.

(b)                                 Termination of the Award Upon Change of Control.  Upon the consummation of the Change of Control, the Award shall terminate and be cancelled for no consideration, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change of Control.

7.                                      Adjustments for Changes in Capital Structure.  The Participant acknowledges that the Award is subject to modification and termination in certain events as provided in this Agreement and Section 4(c) of the Plan.  The Participant shall be notified of such adjustments and such adjustments shall be binding upon the Company and the Participant.

8.                                      Miscellaneous Provisions.

(a)                                 Rights as a Stockholder. The Participant shall not have any stockholder rights with respect to the shares of Stock until the Participant exercises the SARs, pays the Exercise Price and the shares of Stock (if any) are issued or deposited in a brokerage account (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares of Stock are issued.

(b)                                 Amendment. The Administrator may amend this Agreement at any time; provided, however, that no such amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant, except to the extent such amendment is desirable or necessary to comply with applicable law, including, but not limited to, Section 409A of the Code as further provided in the Plan.  No amendment or addition to this Agreement shall be effective unless in writing.

(c)                                  Nontransferability of the SARs. Prior to the issuance of shares of Stock upon exercise of the SARs, no right or interest of the Participant in the Award shall be in any manner pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary or Affiliate or shall become subject to any lien, obligation, or liability of such Participant to any other party other than the Company, or a Subsidiary or Affiliate.  Except as otherwise provided by the Administrator, no SAR shall be assigned, transferred or otherwise disposed of other than by will or the laws of descent and distribution.  All rights with respect to the SARs shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

(d)                                 Further Instruments and Imposition of Other Requirements. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.  The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the SARs and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

(e)                                  Participant Acknowledgements.  In accepting the Award, the Participant acknowledges, understands and agrees that:

(i)                                     the grant of the SARs is voluntary and occasional and does not create any contractual or other right to receive future grants of SARs, or benefits in lieu of SARs, even if SARs have been granted in the past;

(ii)                                  the SARs granted and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company,  the Employer or any Subsidiary or Affiliate, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Affiliate, as applicable, to terminate the Participant’s employment or service relationship (if any);

(iii)                               the SARs and any shares of Stock acquired under the Plan are not intended to replace any pension rights or compensation;

(iv)                              the SARs and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(v)                                 no claim or entitlement to compensation or damages shall arise from forfeiture of SARs resulting from the termination of the Participant’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s contact of employment, if any), and in consideration of the grant of the SARs to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(vi)                              the future value of the shares of Stock issuable upon exercise of the SARs is unknown, indeterminable, and cannot be predicted with certainty;

(vii)                           if the underlying shares of Stock do not increase in value, the SARs will have no value; and

(viii)                        if the Participant exercises the SARs and acquires shares of Stock, the value of such shares may increase or decrease in value, even below the Exercise Price.

(f)                                   Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

(g)                                  Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices.  Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address maintained for the Participant in the Company’s records or at the address of the local office of the Company or of a Subsidiary or Affiliate at which the Participant works.

(h)                                 Construction of Agreement. The Grant Notice, this Agreement, and the Award evidenced hereby (i) are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, and (ii) constitute the entire agreement between the Participant and the Company on the subject matter hereof and supersede all proposals, written or oral, and all other communications between the parties related to the subject matter.  All decisions of the Administrator with respect to any question or issue arising under the Grant Notice, this Agreement or the Plan shall be conclusive and binding on all persons having an interest in this Award.

(i)                                     Governing Law and Venue. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas, U.S.A. without regard to the conflict-of-laws rules thereof or of any other jurisdiction.  For purposes of litigating any dispute that arises under this grant or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Texas, agree that such litigation shall be conducted in the courts of Jefferson County, Texas, or the federal courts for the United States for the Southern District of Texas, where this grant is made and/or to be performed.

(j)                                    Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and State securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the SARs are granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(k)                                 Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the Code (with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof (“Section 409A”)).  The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction in benefits payable under the Award, as the Administrator determines are necessary or appropriate to ensure that this Award qualifies for exemption from, or complies with the requirements of, Section 409A or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A; provided, however, that the Company makes no representation that the SARs will be exempt from, or will comply with, Section 409A, and makes no undertakings to preclude Section 409A from applying to the SARs or to ensure that the SARs comply with Section 409A.

(l)                                     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, the Plan, the SARs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(m)                             Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons.  No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Award.

(n)                                 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(o)                                 Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible.  In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

(p)                                 Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

(q)                                 Waiver. The Participant acknowledges that the Company’s waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other participant.

(r)                                    Clawback.  The SARs and any shares of Stock acquired pursuant to the exercise of the SARs shall be subject to the Clawback provisions contained in Section 34 of the Plan.

EXHIBIT B

CONSENT OF SPOUSE

I,                                  , spouse or domestic partner of                                     , have read and approve the Stock Appreciation Right Award Grant Notice (the “Grant Notice”) to which this Consent of Spouse is attached and the Stock Appreciation Right Award Agreement (the “Agreement”) attached to the Grant Notice. In consideration of issuing to my spouse the Award set forth in the Grant Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of CBTX, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:
Signature of Spouse

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